SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                    Filed pursuant to Section 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934

                                November 5, 1997
                         Date of Earliest Event Reported



                                 COMDISCO, INC.
                            (a Delaware Corporation)
                              6111 North River Road
                            Rosemont, Illinois 60018
                            Telephone (847) 698-3000
                          Commission file number 1-7725
                I.R.S. Employer Identification Number 36-2687938







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








Item 5   Other Events

On November 5, 1997, Comdisco, Inc announced fourth quarter and fiscal year 1997 operating results.

Item 7   Financial Statements and Exhibits

(c)      Exhibits

99.1       Safe Harbor Statement

99.2       Consolidated Statements of Earnings For the Three and Twelve Months
           ended September 30, 1997 and   1996

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.



                                                              COMDISCO, INC.



Date: November 5, 1997                                by:     /s/David J. Keenan
                                                              ------------------
                                                                 David J. Keenan
                                                                  Vice President
                                                                  and Controller


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                                                                    Exhibit 99.1

SAFE HARBOR:
The news release dated November 5, 1997, contains forward-looking statements as to which Comdisco intends to have the benefit of the safe harbor created by the Private Securities Litigation Reform Act of 1995. While these forward-looking statements are based on assumptions believed by Comdisco to be reasonable and reflect Comdisco's current expectations as to future events and financial performance, they are subject to important factors relating to Comdisco's operations and business environment which may cause the actual results of Comdisco to be materially different from any future results expressed or implied by such forward-looking statements. Examples of such factors include, but are not limited to, the volume of New Leases, fair market value volatility in large systems, changes in customer demand and requirements, financial mix of leases written, new product announcements, interest rate fluctuations, competition, including competition from other technology service providers, reductions in technology budgets and related spending plans and price competition from other technology service providers. The growth in leasing volume during the last five fiscal quarters has increased the proportion of leases for new equipment to total leases. New Leases traditionally have lower earnings contributions than leases for remarketed equipment. Accordingly, the increase in lease volume has put pressure on leasing margins. The financial mix of leases written in a quarter is a result of a combination of factors, including, but not limited to, changes in customer demands and/or requirements, new product announcements, price changes, changes in delivery dates, changes in maintenance policies and the pricing policies of equipment manufacturers, and price competition from other lessors. Comdisco undertakes no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events or otherwise.




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                                                                    Exhibit 99.2

Comdisco, Inc. and Subsidiaries
Consolidated Statements of Earnings
For the Three and Twelve Months Ended September 30, 1997 and 1996 (Dollars in millions except per share data)

                                                              Three months ended       %         Twelve months ended      %
                                                                 September 30,       +/-           September 30,       +/-
                                                                 1997       1996                 1997        1996
                                                              -------    -------    -------    -------    -------    -------

Revenue
   Leasing:
    Operating .............................................   $   428    $   370         16%   $ 1,635    $ 1,365         20%
    Direct financing ......................................        37         33         12%       145        149         -3%
    Sales-type ............................................       115        140        -18%        336       283         19%
                                                              -------    -------    -------    -------    -------    -------
                 Total leasing ............................       580        543          7%     2,116      1,797         18%

   Sales ..................................................        96         83         16%       269        262          3%
   Continuity and network services ........................        94         87          8%       354        318         11%
   Other <F1>..............................................        14         15         -7         80         54         48%
                                                              -------    -------    -------    -------    -------    -------
        Total revenue .....................................       784        728          8%     2,819      2,431         16%
                                                              -------    -------    -------    -------    -------    -------

Costs and expenses
   Leasing:
    Operating .............................................       344        287         20%     1,297      1,037         25%
    Sales-type ............................................        86        112        -23%       237        209         13%
                                                              -------    -------    -------    -------    -------    -------
                 Total leasing ............................       430        399          8%     1,534      1,246         23%

   Sales ..................................................        80         73         10%       210        218        - 4%
   Continuity and network services ........................        78         76          3%       296        277          7%
   Selling, general and administrative ....................        63         64         -2%       244        244          0%
   Interest ...............................................        78         68         15%       299        262         14%
   Other  <F2>.............................................        --         --        N/A         25         --        N/A
                                                              -------    -------    -------    -------    -------    -------
       Total costs and expenses ...........................       729        680          7%     2,608      2,247         16%
                                                              -------    -------    -------    -------    -------    -------

Earnings before income taxes ..............................        55         48         15%       211        184         15%
Income taxes ..............................................        21         18         17%        80         70         14%
                                                              -------    -------    -------    -------    -------    -------
Net earnings before preferred dividends ...................        34         30         13%       131        114         15%
Preferred dividends .......................................        (2)        (2)         0%        (8)        (8)         0%
                                                              -------    -------    -------    -------    -------    -------
Net earnings available to common stockholders .............   $    32    $    28         14%   $   123    $   106         16%
                                                              =======    =======    =======    =======    =======    =======

Retained earnings at beginning of period ..................   $   936    $   831               $   856    $   764
Net earnings available to common stockholders .............        32         28                   123        106
Cash dividends paid on common stock .......................        (3)        (3)                  (14)       (14)
                                                              -------    -------               -------    -------
Retained earnings at end of period ........................   $   965    $   856               $   965    $   856
                                                              =======    =======               =======    =======

Net earnings per common and common equivalent share:
        Net earnings available to common stockholders         $  0.41    $  0.35          17%  $  1.56    $  1.33       17%
                                                              =======    =======     =======   =======    =======  =======

Common and common equivalent shares
   outstanding                                                     79         80                    79         80
                                                              =======    =======               =======    =======


 <F1> Other revenue includes a gain of $25 million,  ($16 million after-tax,  or
$.20 per common share) as a result of amounts received in settlement of litigation during the second fiscal quarter of 1997.

 <F2> In the second  quarter of fiscal  1997,  the Company  recorded a non-cash, non-operating charge of $25 million, ($16 million after-tax, or $.20 per common share) as a one time addition to the equipment valuation allowance.

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